Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of ADTRAN, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas R. Stanton, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas R. Stanton
Thomas R. Stanton
Chief Executive Officer and Chairman of the Board
November 4, 2009

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of ADTRAN, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James E. Matthews, Senior Vice President — Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James E. Matthews
James E. Matthews
Senior Vice President — Finance,
Chief Financial Officer, Treasurer,
Secretary and Director
November 4, 2009